WestCore Funds | Equity & Bond Funds Prospectus

September 28, 2007

INSTITUTIONAL CLASS

Westcore Equity Funds

Westcore Bond Funds

Westcore Flexible Income Fund
Westcore Plus Bond Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investment Advisors LLC.

WestCore Funds

Better research
makes the
difference.

A History and a Focus on the Future

     Markets fluctuate, but it’s the performance and service of your investment company over the long haul that is critical in taking you where you want to go. That’s why, before you invest, it’s so important to learn about the history of your investment firm, its philosophies, processes and people. At Westcore, we have a history of decades – not just years – behind us. We’ve developed research philosophies and methodologies that we believe set us apart. And for many years, our investment expertise has helped give our mutual fund investors an opportunity to attain their financial goals.

Experience Supporting All Portfolios

     Our history doesn’t begin with the 20 years we’ve managed mutual funds – Westcore Funds are backed by over four decades of investment management experience. The Funds are managed by institutional adviser Denver Investment Advisors LLC, a firm that has managed assets for some of America’s largest corporations, foundations and pension plans for over 45 years. As of December 31, 2006, they had approximately $8.4 billion in assets under management. The Westcore Funds give you access to this kind of investment expertise – the kind demanded by large institutions. You receive the same disciplined asset management process as our institutional portfolios for low investment minimums and competitive expense ratios.

Not Part of the Prospectus	i

Adding Value to Our Investors’ Portfolios

     It’s becoming more and more important to be early – to find and act on key information about companies and securities. Identifying companies with superb management, proprietary products or those positioned to take advantage of a change that may lead to earnings growth, improvements in financial quality and increases in valuation, provides the edge that drives fund performance. At Westcore, we have spent years building a strong professional team and developing proprietary research processes and techniques designed, we believe, to give us a head start in a competitive marketplace. Every security is rigorously analyzed and tested to determine if it deserves to be purchased for your portfolio – or if it should be sold.

Different Investments Require Different Approaches

     There are different ways to manage investments, and some firms use the same investment formula for each fund. Not us. At Westcore we know that all investments are not the same. We appreciate the difference in asset classes and in striving to make the best investments for each portfolio, we utilize processes tailored to each specific universe of securities. From stocks to bonds, domestic to international, blue chips to small-company stocks, we understand the different challenges each asset class poses for security selection, and the different opportunities they provide for our investors.

ii	Not Part of the Prospectus

Better Research Philosophy, Better Investments

     We begin by acknowledging that both fundamental, bottom-up research and quantitative evaluation are important tools. Every security bought or sold for a Westcore Fund is subjected to strict disciplines and analysis tailored to the situation. Our research makes the difference, to help give you, the investor, an opportunity to reach your investment goals.

The People Behind the Research

Teamwork, Knowledge, Wisdom, Experience

     At Westcore, we understand that it’s the people that add the value to investing. All the best information and research processes in the world mean nothing without experienced people in the position to make the decisions. To attract the highest caliber investment professionals – and to keep them – we’ve created an environment that is challenging and intellectually stimulating, where everyone has input on investment decisions and where they are rewarded based on their performance. As of December 31, 2006, our investment professionals had an average of 17 years in the investment industry and 9 years working together as a team at our firm. Experience through many market cycles add to their strength as individuals and as members of the team.

‘‘It’s an interesting and intellectually challenging business and our investment professionals wouldn’t be doing anything else. If you provide the right environment, people do great things.’’

Todger Anderson, CFA
President

Not Part of the Prospectus	iii

     Each of our funds focuses on a different asset class and utilizes what we believe are the best investment techniques for each particular universe of securities. Each offers different opportunities for investors.

The Westcore Funds – Institutional Class:

Westcore MIDCO Growth Fund – an equity fund investing primarily in a diversified portfolio of medium-sized companies with growth potential.

Westcore Growth Fund – an equity fund focusing primarily on large companies with growth potential.

Westcore Blue Chip Fund – an equity fund that invests primarily in large, well-established companies whose stocks appear to be undervalued.

Westcore Small-Cap Opportunity Fund – an equity fund focusing on small-company stocks that appear to be undervalued.

Westcore Small-Cap Value Fund – an equity fund that invests primarily in small, dividend paying company stocks that appear to be undervalued.

Westcore Flexible Income Fund – a more aggressive fixed-income fund focusing on higher-yielding securities.

Westcore Plus Bond Fund – a more moderate fixed-income fund focusing on investment-quality bonds of varying maturities.

An investment in the Funds involves risk including loss of principal.
This material is accompanied or preceded by a prospectus.
Please read it carefully before investing.

Westcore Funds are distributed by ALPS Distributors, Inc.	WES000541 092808

iv	Not Part of the Prospectus

PAGES

Risk/Return Summary	2
Westcore Equity Funds	2
Westcore Bond Funds	8
Bar Charts and Performance Tables	12
Fees and Expenses of the Funds	20
Types of Investment Risk	23
How to Invest and Obtain Information	30
Contacting Westcore Funds	30
Purchasing Shares	32
Exchanging Shares	35
Redeeming Shares	37
Additional Information on Telephone and Online Service	40
General Account Policies	41
Distributions and Taxes	50
Management of the Funds	53
Appendix-Rating Categories	A-1
This Prospectus pertains to the Institutional Class of Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, and Westcore Plus Bond Fund (each a “Fund,” and collectively the “Funds”) of the Westcore Trust (the “Trust”) each of which is advised by Denver Investment Advisors LLC (the “Advisor”). The Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, and Westcore Small-Cap Value Fund are sometimes referred to as the “Westcore Equity Funds.” The Westcore Flexible Income Fund and Westcore Plus Bond Fund are sometimes referred to as the “Westcore Bond Funds.”

1-800-392-CORE (2673) ■ www.westcore.com	1

Westcore Equity Funds

     The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Funds:

■ Westcore MIDCO Growth Fund – long-term capital appreciation by investing primarily in medium-sized growth companies.

■ Westcore Growth Fund – long-term capital appreciation by investing in equity securities selected for their growth potential.

Westcore Value Funds:

■ Westcore Blue Chip Fund – long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

■ Westcore Small-Cap Opportunity Fund – long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

■ Westcore Small-Cap Value Fund – long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.

     Upon notice to shareholders, each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without the approval of shareholders.

2

What are the main investment strategies of the Westcore Equity Funds?

     Westcore MIDCO Growth Fund and Westcore Growth Fund (the “Growth Funds”)

     The Growth Funds emphasize investments in companies that have the potential to grow their revenues and/or earnings faster than the general economy. When seeking investments for Growth Funds, the advisor performs research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive investments, the Adviser studies a company’s business by analyzing its financial information, industry, markets and competitors, and visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Advisor believes the company’s management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets, a sustainable competitive advantage and/or the access to money to finance their growth. In addition, the Advisor seeks reasonable valuations through modeling, such as a dividend discount model, discounted cash flow, and return on capital and/or relative company/ industry comparisons. Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the Advisor’s valuation target or better relative investment opportunities have been identified. Each of the Growth Funds is permitted to invest up to twenty-five percent (25%) in foreign companies from developed and emerging markets, however this is generally limited to those foreign companies whose securities trade on U.S. markets. Investments in foreign companies may be in the form of sponsored and unsponsored American Depository Receipts and similar securities.

     The Westcore MIDCO Growth Fund (the “MIDCO Growth Fund”) invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, the MIDCO Growth Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in mid-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the MIDCO Growth Fund currently considers mid-cap companies to be those included in, or similar in size to those included in, Russell Midcap Growth Index, at the time of purchase. As of August 31, 2007, companies within this index ranged from approximately $1.2 billion to approximately $22.7 billion in market capitalization with a median capitalization of approximately $4.7 billion. As of August 31, 2007, the companies within the MIDCO Growth Fund’s portfolio ranged from approximately $744 million to approximately $18.7 billion with a median capitalization of approximately $4.5 billion. Please note that these market capitalization ranges will fluctuate over time.

1-800-392-CORE (2673) ■ www.westcore.com	3

     The Westcore Growth Fund (the “Growth Fund”) invests primarily in the common stock of companies with market capitalizations of $2 billion and above at the time of purchase. The Advisor believes the keys to successful investing are a well-defined investment process and extensive knowledge of the companies in which it invests. The Advisor uses a bottom-up fundamental investment approach to identify what it believes are the best positioned large-cap growth companies. The Advisor seeks companies in attractive growth industries, with above-average prospects for revenue and earnings growth. Its research focus is to uncover growth catalysts, which the Advisor believes are indications of rising equity values; these catalysts can be short term or long term in duration. The Advisor believes a growth portfolio focused on achieving long-term positive returns in multiple market environments requires a mix of companies with both short-term “tactical” growth catalysts and long-term “strategic” growth catalysts. Short-term catalysts tend to have a more immediate impact on the projected growth of a company. Our research has often found such catalysts within companies operating in less mature and therefore more dynamic industries. Long-term catalysts tend to be realized in a company’s business model gradually over longer periods of time yet resulting in more reliable long-term earnings growth rates. Our research has found many such catalysts in companies that are established leaders in their respective industries.

Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, and Westcore Small-Cap Value Fund (the “Value Funds”)

     The Value Funds emphasize investments in companies that appear to be undervalued based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics. As the first step in identifying stocks for purchase, the Advisor uses a proprietary multi-factor model to screen the universe to find stocks that appear to be undervalued. The second step in the process involves the fundamental research of companies in order to forecast the companies’ projected free-cash flow. This part of the process involves understanding the economics of their business model, evaluating products, management, and their competitive sustainability. A stock will generally be sold from a Value Fund when the Value Team believes it is fully valued, when its fundamental business prospects change materially or when better investment opportunities have been identified. Each of the Value Funds is permitted to invest up to twenty-five percent (25%) in foreign companies from developed and emerging markets, however this is generally limited to those foreign companies whose securities trade on U.S. markets. Investments in foreign companies may be in the form of sponsored and unsponsored American Depository Receipts and similar securities. The following describes the execution of this strategy for the large-, medium- and small-company universes.

4

     The Westcore Blue Chip Fund (the “Blue Chip Fund”) invests in large, well-established companies whose stocks appear to be undervalued. The Blue Chip Fund will notify shareholders sixty (60) days prior to any change in the Blue Chip Fund’s investment policy that will result in the Blue Chip Fund investing, under normal circumstances, less than eighty percent (80%) of the value of its total net assets in large, well-established, companies, as measured at the time of purchase. For the purposes of this policy, the Blue Chip Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of August 31, 2007, companies within this index ranged from approximately $1.4 billion to approximately $482.9 billion in market capitalization with a median capitalization of approximately $12.8 billion. As of August 31, 2007, the companies within the Blue Chip Fund’s portfolio ranged from approximately $5.4 billion to approximately $269.4 billion with a median capitalization of approximately $26.8 billion. Please note that these market capitalization ranges will fluctuate over time.

     The Westcore Small-Cap Opportunity Fund (the “Small-Cap Opportunity Fund”) invests primarily in small companies with what the Advisor believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least eighty percent (80%) of the value of the Small-Cap Opportunity Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the Small-Cap Opportunity Fund currently considers small-cap companies to be those included in, or similar in size to those included in, Russell 2000 Index at the time of purchase. As of August 31, 2007, companies within this index ranged from approximately $27 million to approximately $5.0 billion in market capitalization with a median capitalization of approximately $647 million. As of August 31, 2007, the companies within the Small-Cap Opportunity Fund’s portfolio ranged from approximately $99 million to approximately $3.5 billion with a median capitalization of approximately $1.0 billion. Please note that these market capitalization ranges will fluctuate over time.

1-800-392-CORE (2673) ■ www.westcore.com	5

     The Westcore Small-Cap Value Fund (the “Small-Cap Value Fund”) invests primarily in dividend paying small-cap companies with what the Advisor believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least eighty percent (80%) of the value of the Small-Cap Value Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the Small-Cap Value Fund currently considers small-cap companies to be those included in, or similar in size to those included in, Russell 2000 Value Index at the time of purchase. As of August 31, 2007, companies within this index ranged from approximately $27 million to approximately $5.0 billion in market capitalization with a median capitalization of approximately $614 million. As of August 31, 2007, the companies within the Small-Cap Value Fund’s portfolio ranged from approximately $246 million to approximately $3.1 billion with a median capitalization of approximately $1.2 billion. Please note that these market capitalization ranges will fluctuate over time.

Temporary Defensive Positions

     Each Westcore Equity Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

6

What are the principal risks of investing in the Westcore Equity Funds?

     As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market (market risk). In addition to market risk, each Westcore Equity Fund is subject to the risk that the securities held by a Fund will underperform other securities and may decline in value (portfolio management risk). Therefore, you could lose money by investing in the Westcore Equity Funds. An investment in the Westcore Equity Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

     The Small-Cap Opportunity Fund and Westcore Small-Cap Value Fund (collectively the “Funds”) are subject to the risk that the stocks of smaller and newer companies can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Funds to be more volatile (small company risk).

     Each Westcore Equity Fund is subject to the risk from investments in foreign companies due to less government regulation, less public information or changing political or economic conditions in a particular country (foreign risk), and in addition to the risks of investing in foreign companies generally, each Westcore Equity Fund is also subject to the risks of investing in emerging markets, including greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations (emerging markets risk).

1-800-392-CORE (2673) ■ www.westcore.com	7

Westcore Bond Funds

     The Westcore Bond Funds are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?

■ Westcore Flexible Income Fund – long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

■ Westcore Plus Bond Fund – long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

     Upon notice to shareholders, each Westcore Bond Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

What are the main investment strategies of the Westcore Bond Funds?

     The Westcore Flexible Income Fund (the “Flexible Income Fund”) invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and income-producing equity securities. Under normal circumstances, the Flexible Income Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in income-producing securities. Shareholders will receive notice sixty (60) days prior to any change in this policy. The Flexible Income Fund may (i) invest up to twenty percent (20%) of its assets in primarily dividend paying common stocks, (ii) own an unlimited amount of high-yield/high-risk bonds, and (iii) invest up to twenty-five percent (25%) in foreign issuers, however this is generally limited to those foreign issuers whose securities trade in U.S. dollars.

     The Flexible Income Fund emphasizes corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Advisor’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Flexible Income Fund may invest in other securities, including income-producing equity securities, trust preferred securities, debt issued by REITs, mortgage-backed and asset-backed bonds and collateralized debt obligations (“CDOs”), which may also offer higher yield than government bonds. The Flexible Income Fund’s investments in CDOs include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. These securities are structured products generally backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks or loans made to public or private corporations. The combination of valuation and disciplined credit research process is the basis for buy/sell decisions.

8

     The Westcore Plus Bond Fund (the “Plus Bond Fund”) invests primarily in investment-grade debt securities – those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody’s or Standard and Poor’s (“Rating Agencies”). Under normal circumstances, the Plus Bond Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities. Shareholders will receive notice sixty (60) days prior to any change in this policy. The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. The Plus Bond Fund may (i) invest up to thirty-five percent (35%) of its assets in below investment- grade securities, (ii) invest up to twenty percent (20%) in equity and equity related securities, generally in preferred stocks and (iii) invest up to twenty-five percent (25%) in foreign companies from developing and emerging markets, however this is generally limited to those foreign companies whose securities trade on U.S. markets.

     The Plus Bond Fund emphasizes corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Advisor’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Fund may invest in other securities, including income-producing equity securities, trust preferred securities, debt issued by REITs, mortgage-backed and asset-backed bonds and CDOs, which may also offer higher yield than government bonds. The Plus Bond Fund’s investments in CDOs include CBOs, CLOs and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or below investment grade public or private fixed income securities, preferred stocks or loans made to public or private corporations. The combination of valuation and disciplined credit research process is the basis for buy/sell decisions.

1-800-392-CORE (2673) ■ www.westcore.com	9

     Westcore Bond Funds. If the rating on an obligation held by a Westcore Bond Fund is reduced below its rating requirements, the Advisor will sell the obligation if and when the Advisor determines it is in a fund’s best interest to do so. The Advisor will analyze each obligation with a reduced rating on a case-by-case basis, and take into consideration such factors as (i) market conditions, (ii) tax factors, and (iii) any other relevant factors.

     Temporary Defensive Positions. Each Westcore Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

What are the principal risks of investing in the Westcore Bond Funds?

     Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Westcore Bond Funds. An investment in the Westcore Bond Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

     A principal risk of investing in bond funds is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means a bond fund’s NAV will likewise decrease. Additionally, bond funds are subject to the risk that an issuer may be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer (credit risk). Corporate bonds are generally subject to higher levels of credit risk than government bonds.

     A general decline in interest rates may result in prepayments of certain obligations the Westcore Bond Funds will acquire. These prepayments may require the Westcore Bond Funds to reinvest at a lower rate of return. They may also reduce the Westcore Bond Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid (prepayment risk). Each of the Westcore Bond Funds is also subject to the risk that particular types of securities held will under perform other securities and may decline in value (portfolio management risk).

10

     The Westcore Flexible Income Fund and Westcore Plus Bond Fund (the “Funds”) are subject to additional risks in that each may invest in high-yield/ high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Advisor, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Funds would like (liquidity risk), making these Funds subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than other bond funds that do not invest in such securities. High-yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices, which can result in a corresponding high volatility in the value of these Funds’ NAV.

     The Funds’ exposure to equity and equity-related securities can regularly affect the Funds’ NAV and total return due to fluctuations in the overall movements in the stock market (market risk).

      The Westcore Flexible Income Fund’s and Westcore Plus Bond Fund’s exposure to investments in foreign issuers can affect the NAV and total return due to less government regulation, less public information or changing political or economic conditions in a particular country (foreign risk) and in addition to the risks of investing in foreign companies generally, the Westcore Flexible Income Fund and Westcore Plus Bond Fund are also subject to the risks of investing in emerging markets, including greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations (emerging markets risk).

1-800-392-CORE (2673) ■ www.westcore.com	11

Bar Charts and Performance Tables (Retail Class)

     The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Fund’s retail class (“Retail Class”) performance from year to year and by showing how the Retail Class of the Funds’ average annual returns for one, five and ten years as well as since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds’ past performances (before and after taxes) does not necessarily indicate how they will perform in the future.

     Best Quarter and Worst Quarter figures apply only to the period covered by the chart.

     Performance history will be available for the Institutional Class of the Funds once it has been in operation for one calendar year.

Information on After-Tax Returns

     Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on a Fund’s shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

     Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on a Fund’s shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the shares at the end of the performance period.

     Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares: These returns reflect taxes paid on distributions on a Fund’s shares and taxes applicable when the shares are redeemed (sold).

     Note on Tax Rates: The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, thirty-five percent (35%) for ordinary income dividends and fifteen percent (15%) for capital gains distributions) and do not reflect state and local taxes.

12

Year-to-date return for the period ended June 30, 2007 was 10.34%.

Highest Return: Q4 ‘99 51.08% Lowest Return: Q3 ‘01 (22.72)%

The returns above are for the Retail Class of Westcore MIDCO Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006

The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore MIDCO Growth Fund – Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	12.15%	8.87%	8.60%
Return After Taxes on Distributions	9.13%	8.27%	5.02%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	10.79%	7.61%	5.87%
Russell Midcap Growth Index	10.66%	8.22%	8.62%

The Russell Midcap Growth Index is an unmanaged market-weighted total return index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

The returns above are for the Retail Class of Westcore MIDCO Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

1-800-392-CORE (2673) ■ www.westcore.com	13

Year-to-date return for the period ended June 30, 2007 was 10.52%.

Highest Return: Q4 ’99 40.88% Lowest Return: Q3 ’01 (18.12)%

The returns above are for the Retail Class of Westcore Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Growth Fund – Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	4.60%	4.32%	8.20%
Return After Taxes on Distributions	4.60%	4.25%	6.60%
Return After Taxes on Distributions
and Sale of Fund Shares	3.00%	3.71%	6.45%
Russell 1000 Growth Index	9.09%	2.70%	5.45%

The Russell 1000 Growth Index is an unmanaged market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell 1000 includes the largest 1000 firms in the Russell 3000, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

The returns above are for the Retail Class of Westcore Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

14

Year-to-date return for the period ended June 30, 2007 was 6.55%.

Highest Return: Q4 ’98 20.31% Lowest Return: Q3 ’02 (20.38)%

The returns above are for the Retail Class of Westcore Blue Chip Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Blue Chip Fund – Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	12.19%	6.36%	7.96%
Return After Taxes on Distributions	11.28%	5.88%	6.11%
Return After Taxes on Distributions
and Sale of Fund Shares(1)	9.15%	5.43%	6.24%
S&P 500 Index	15.79%	6.19%	8.42%

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

The returns above are for the Retail Class of Westcore Blue Chip Growth Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

(1) Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

1-800-392-CORE (2673) ■ www.westcore.com	15

Year-to-date return for the period ended June 30, 2007 was 15.79%.

Highest Return: Q2 ’03 21.46% Lowest Return: Q3 ’02 (20.68)%

The returns above are for the Retail Class of Westcore Small-Cap Opportunity Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Small-Cap Opportunity Fund –
Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	16.26%	12.01%	9.96%
Return After Taxes on Distributions	14.55%	11.12%	8.92%
Return After Taxes on Distributions
and Sale of Fund Shares	12.21%	10.38%	8.41%
Russell 2000 Index	18.37%	11.39%	9.44%

The Russell 2000 Index is an unmanaged index that consists of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

The returns above are for the Retail Class of Westcore Small-Cap Opportunity Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

16

Year-to-date return for the period ended June 30, 2007 was 8.83%.

Highest Return: Q4 ‘06 11.28% Lowest Return: Q1 ’05 (2.08)%

The returns above are for the Retail Class of Westcore Small-Cap Value Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
		Since
		Inception
Westcore Small-Cap Value Fund – Retail Class	1 Year	(Dec. 13, 2004)
Return Before Taxes	23.54%	13.69%
Return After Taxes on Distributions	23.40%	13.48%
Return After Taxes on Distributions
and Sale of Fund Shares	15.49%	11.72%
Russell 2000 Value Index	23.48%	14.70%

The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values than the threshold determined by the Frank Russell Company. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U. S. equity market. The Russell 2000 Value Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this index.

The returns above are for the Retail Class of Westcore Small-Cap Value Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

1-800-392-CORE (2673) ■ www.westcore.com	17

Year-to-date return for the period ended June 30, 2007 was 3.45%.

Highest Return: Q2 ’03 13.77% Lowest Return: Q3 ’02 (5.47)%

The returns above are for the Retail Class of Westcore Flexible Income Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Flexible Income Fund – Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	14.26%	9.96%	8.13%
Return After Taxes on Distributions	11.91%	7.26%	5.37%
Return After Taxes on Distributions
and Sale of Fund Shares	9.40%	6.92%	5.27%
Lehman Brothers U.S. Corporate High
Yield Ba Index	10.07%	7.93%	7.55%

The Lehman Brothers U.S. Corporate High Yield Ba Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. The Lehman Brothers U.S. Corporate High Yield Ba Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

The returns above are for the Retail Class of Westcore Flexible Income Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

30-Day Yield as of December 31, 2006:			6.35%

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

18

Year-to-date return for the period ended June 30, 2007 was 1.10%.

Highest Return: Q3 ’03 5.45% Lowest Return: Q2 ’04 (1.79)%

The returns above are for the Retail Class of Westcore Plus Bond Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s Average Annual Total Returns for the Periods
Ended December 31, 2006
The table shows the Fund’s average annual total returns for the periods ended December 31, 2006, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Plus Bond Fund – Retail Class	1 Year	5 Years	10 Years
Return Before Taxes	5.85%	6.58%	6.49%
Return After Taxes on Distributions	3.95%	4.38%	4.13%
Return After Taxes on Distributions
and Sale of Fund Shares	3.80%	4.32%	4.09%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%
The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

The returns above are for the Retail Class of Westcore Plus Bond Fund, which is not available through this Prospectus. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher than the Retail Class’ returns to the extent that the Retail Class has higher expenses.

30-Day Yield as of December 31, 2006:			5.35%
Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

1-800-392-CORE (2673) ■ www.westcore.com	19

Fees and Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.
	Equity Growth Funds
	Westcore
	MIDCO	Westcore
	Growth	Growth
	Fund	Fund
Shareholder Fees
(fees paid directly from
your investment)
Redemption fee (as a percentage
of amount of shares redeemed or
exchanged within 90 calendar
days from their date of purchase
as further described on page 38)	2.00%	2.00%
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses (1)(2)	0.44%	1.37%
Acquired Fund Expenses(3)	0.00%	0.00%
Total Annual Fund
Operating Expenses	1.09%	2.02%
Fee Waiver and
Expense Reimbursement(1)	(0.09)%	(1.00)%
Net Annual Fund
Operating Expenses(1)	1.00%	1.02%

20

Fees and Expenses of the Funds (continued)

	Equity Value Funds			Bond Funds
	Westcore	Westcore	Westcore	Westcore	Westcore
	Blue	Small-Cap	Small-Cap	Flexible	Plus
	Chip	Opportunity	Value	Income	Bond
	Fund	Fund	Fund	Fund	Fund
Shareholder Fees
(fees paid directly from
your investment)
Redemption fee (as a percentage
of amount of shares redeemed or
exchanged within 90 calendar
days from their date of purchase
as further described on page 38)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)	0.65%	1.00%	1.00%	0.45%	0.45%
Distribution (12b-1) Fees	None	None	None	None	None
Other Expenses	0.42%	1.30%	0.70%	1.41%	0.41%
Acquired Fund Expenses(3)	0.00%	0.00%	0.01%	0.02%	0.01%
Total Annual Fund
Operating Expenses	1.07%	2.30%	1.71%	1.88%	0.87%
Fee Waiver and
Expense Reimbursement(1)	(0.04)%	(1.05)%	(0.48)%	(1.10)%	(0.40)%
Net Annual Fund
Operating Expenses(1)	1.03%	1.25%	1.23%	0.78%	0.47%

1-800-392-CORE (2673) ■ www.westcore.com	21

Example

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the Example does not take into consideration the Advisor or Administrators’ agreements to waive certain fees. The Example also assumes that your investment has a five percent (5%) return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Equity Growth Funds		Equity Value Funds
	Westcore		Westcore	Westcore	Westcore
	MIDCO	Westcore	Blue	Small-Cap	Small-Cap
	Growth	Growth	Chip	Opportunity	Value
	Fund	Fund	Fund	Fund	Fund
One Year	$102	$104	$105	$127	$125
Three Years	$338	$537	$336	$617	$492
Five Years	$592	$995	$586	$1,134	$883
Ten Years	$1,319	$2,265	$1,301	$2,551	$1,977

		Bond Funds
		Westcore		Westcore
		Flexible		Plus
		Income		Bond
		Fund		Fund
One Year		$80		$48
Three Years		$484		$238
Five Years		$913		$443
Ten Years		$2,108		$1,035

(1) The Advisor and Administrators have contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit each of the affected Funds’ Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”). In doing so, the Adviser and Administrators have contractually agreed to waive and/or reimburse each Institutional Class for an amount equal to the waivers and/or reimbursement performed for the related Retail Class (calculated in basis points). In addition, the Adviser has contractually agreed to waive its investment advisory and/or administration fees and/or reimburse the Funds for all of the start-up costs and ongoing class-specific expenses for the Institutional Class until at least September 30, 2008.

(2) Based on estimated amounts for the current fiscal year.

(3) Each Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

22

     The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds based upon their particular investments. Additional information on risks can be found in the Statement of Additional Information (“SAI”) referred to on the back cover of this Prospectus.

Collateralized Debt Obligations Risk

     CDOs are structured products generally backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks, or loans made to public or private corporations. The pool of securities serves as collateral and the income source for the CDO, which is typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the Securities Act of 1933 (“1933 Act”), and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.

Credit Risk

     The risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer is known as “credit risk.” U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk. Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by a Rating Agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk. Credit risk typically applies to the Westcore Bond Funds and, to the extent they invest in fixed-income securities, the Westcore Equity Funds.

1-800-392-CORE (2673) ■ www.westcore.com	23

Extension Risks

     The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected is extension risk. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities. Extension risk generally applies to the Westcore Bond Funds.

Emerging Markets Risk

     Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

     In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations, and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt.

     Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

24

Foreign Risk

     Securities issued by foreign companies/issuers may be subject to special risks not typically associated with securities issued by domestic companies/issuers. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

■ less government regulation Q less public information

■ less economic, political and social stability Q less security registration requirements

■ less security settlement procedures and regulations

■ an adverse change in diplomatic relations between the U.S. and another country

■ the imposition of withholding taxes on dividend income

■ the seizure or nationalization of foreign holdings

■ the establishment of exchange controls

■ freezes on the convertibility of currency

■ the adoption of other governmental restrictions adversely affecting investments in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt such as implementing monetary policies which severely devalue the foreign currency.

Interest Rate Risk

     Fixed-income securities generally increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on investment. Duration is an approximate measure of the sensitivity of bond and bond fund prices to changes in interest rates. Unlike maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a Fund. Zero coupon securities, including stripped securities in which the Westcore Bond Funds may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities. Interest risk typically applies to the Westcore Bond Funds and, to the extent they invest in fixed-income securities, the Westcore Equity Funds.

1-800-392-CORE (2673) ■ www.westcore.com	25

Liquidity Risk

     Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the 1933 Act. The Funds purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investment in public equity” or “PIPES”). PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

     There may be no active secondary market for illiquid securities. Each Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Advisor determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Market Risk

     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Other Investment Companies Risk

     All Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 (“1940 Act”), in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e. money market funds). The Funds may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) and the rules promulgated under that section.

26

     In addition, all Funds may invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of section 12(d)(1).

     ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large increase or decreases in stock prices) halts stock trading generally.

     A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Funds in connection with their operations. ETFs do not charge initial sales charges or redemption fees however, investors do pay customary brokerage fees to buy and sell shares.

1-800-392-CORE (2673) ■ www.westcore.com	27

Prepayment Risk

     The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected is prepayment risk. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields. Prepayment risk generally applies to the Westcore Bond Funds.

Portfolio Turnover Risk

     The Advisor will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. The Westcore MIDCO Growth Fund and Westcore Growth Fund had an annualized portfolio turnover rate over 100% for the fiscal period ended December 31, 2006. The Advisor does not expect the Westcore MIDCO Growth Fund and Westcore Growth Fund to have a consistently high rate of portfolio turnover.

Small-Cap Stock Risk

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest typically have limited product lines, markets or financial resources, or may be dependent on a small management group. Small-cap stock risk generally applies to the Westcore Small-Cap Opportunity Fund and Westcore Small-Cap Value Fund.

Trust Preferred Securities Risk

     Trust preferred securities are limited-life preferred securities which have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications. These securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.

28

     Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of trust preferred securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions), and the value of trust preferred securities would likely be negatively affected. Interest payments on the underlying subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.

     Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Fund, to sell their holdings.

1-800-392-CORE (2673) ■ www.westcore.com	29

How to Contact Westcore Funds

The following sections explain how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

Contacting Westcore Funds

Online
www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
® Access account information
® Perform transactions
® Order duplicate statements and tax forms
® Change your address or distribution options

By Telephone
1-800-392-CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. mountain time
Westcore Automated Service Line
24 hours a day, seven days a week
® Access account information
® Perform transactions
® Order duplicate statements, tax forms or
additional checkbooks for the BlackRock
Money Market Portfolio

By Regular Mail
Westcore Funds
P.O. Box 44323
Denver, CO 80201-4623

30

By Express, Certified or Registered Mail
Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

In Person
Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

1-800-392-CORE (2673) ■ www.westcore.com	31

Purchasing Shares

     You may purchase additional Fund shares through any of the options below or in person at the location listed on page 31. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

     The minimum investment in the Institutional Class shares is $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. If your account balance falls below the minimum due to redemptions, a letter may be sent advising you to bring the value of the shares held in the account up to the minimum. If action is not taken within 45 days of the written notice, the shares held in your account may be exchanged to the Retail Class. Please see page 48 for more information regarding investment minimums on accounts opened through a Service Organization.

     The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the minimums, if in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

By Mail
Opening a New Account
Send a completed New Account Application with your
check and mail to the appropriate address set forth on
the previous pages.

Adding to Your Existing Account
Complete the tear-off investment slip from your last
statement and mail with your check to the appropriate
address. Or, send your check and a written request following the instructions on page 43 to the appropriate address.

32

By Telephone*
If you are an existing shareholder, you may purchase
additional Fund shares by telephone.

Call 1-800-392-CORE (2673) to speak with an
Investor Service Representative from 7 a.m. to 6 p.m.
mountain time or use the 24-hour Westcore Automated
Service Line.

By Online Access*
If you are an existing shareholder, you may purchase
additional shares online.
Access the 24-hour Westcore Trans@ction Center located
at www.westcore.com.

*For more information on automatic telephone and online transactions, please see
“Additional Information on Telephone and Online Service” on page 40.

By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your
application to have money automatically withdrawn from
your bank account monthly, quarterly or annually.

To add this option to your account, please call
1-800-392-CORE (2673) or access www.westcore.com
for the appropriate form.

By Wire
You may purchase Fund shares by wire transfer from your
bank account to your Fund account.

To place a purchase by wire, please call 1-800-392-CORE
(2673) to speak with an Investor Service Representative
from 7 a.m. to 6 p.m. mountain time.

	Wire to:	State Street Bank
ABA #011000028
DDA #00036848
ATTN: Custody and Shareholder Services
Fund Name
Your Account Number

1-800-392-CORE (2673) ■ www.westcore.com	33

Important notes on purchasing shares:

■ When you purchase shares, your request will be processed at the NAV calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.

■ Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

■ Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.

■ If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover, a current, or prior-year contribution.

■ After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

■ If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.

■ If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase. Q Westcore Funds reserves the right to reject any order.

■ If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

34

Exchanging Shares

     You may exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page 31. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

** BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

By Mail
Send a written request following the instructions on page
43 and mail to the appropriate address.

By Telephone*
Call 1-800-392-CORE (2673) to speak with an Investor
Service Representative from 7 a.m. to 6 p.m. mountain
time or use the 24-hour Westcore Automated Service Line.

By Online Access*
Access the 24-hour Westcore Trans@ction Center located
at www.westcore.com.

Automatically
Call 1-800-392-CORE (2673) to receive instructions
for automatically exchanging shares between funds on
a monthly, quarterly or annual basis (“Systematic
Exchange Agreement”).

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 40.

1-800-392-CORE (2673) ■ www.westcore.com	35

Important notes on exchanging shares:

■ Exchanges must meet the minimum investment requirements described on page 32.

■ Exchanges between accounts will be accepted only if registrations are identical.

■ Please be sure to read the Prospectus for the Fund into which you are exchanging.

■ An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

■ If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described on page 38.

36

Redeeming Shares

You may redeem your Fund shares by any of the options below or in person at the location listed on page 31.

By Mail
Send a written request following the instructions on page 43 and mail to the appropriate address.

By Telephone*
If you are an existing shareholder, you may redeem your shares by telephone.
Call 1-800-392-CORE (2673) to speak with an Investor
Service Representative from 7 a.m. to 6 p.m. mountain
time or use the 24-hour Westcore Automated Service Line.

By Online Access*
If you are an existing shareholder, you may redeem your
shares online.
Access the 24-hour Westcore Trans@ction Center located
at www.westcore.com.

By Systematic Withdrawal Plan
You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call
1-800-392-CORE (2673) or access www.westcore.com
for the appropriate form.

1-800-392-CORE (2673) ■ www.westcore.com	37

By Wire
You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

To add bank instructions to your account, please call
1-800-392-CORE (2673) or access www.westcore.com
for the appropriate form.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 40.

Redemption Fee

     The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fee is paid directly to the Funds rather than the Advisor and is intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The Redemption Fee will not be charged on transactions involving the following:

  Redemption of shares purchased through reinvested dividends or distributions.
  Redemption of shares through a Qualified Retirement Plan that provides an account for each participant, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code and “rabbi trusts.”
  Redemption of shares through wrap-fee and similar investment programs administered by financial intermediaries where the primary extent of their Frequent Trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.
  Redemption of shares through “omnibus accounts” maintained by Service Organizations (see page 48) that have represented to management that for administrative reasons, they are unable to apply the redemption fee to underlying shareholders. The Funds will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Funds of its ability to apply the redemption fee.

38

  Redemption of shares initiated by a Fund (i.e., liquidation or merger of a fund, closing account due to balance below minimums, etc.).

  Redemption resulting from a legally required minimum required distribution from an IRA or Qualified Plan.
  Redemption in the event of death.
  Redemption resulting from the re-registration or transfer of ownership where the shares remain invested in the Fund.
  Redemption of shares based on a Qualified Domestic Relations Order or divorce decree court orders.
  Redemption resulting from a correction to provide shareholder with intended transaction.
  Redemption due to disability as defined by Internal Revenue Service (“IRS”) requirements.
  Redemption of shares pursuant to a systematic withdrawal of money on a periodic basis.
  Redemption of shares due to a hardship as defined by the IRS.

     The Funds reserve the right to impose the Redemption Fee on exempted transactions, qualified plans or investment programs described above if the Advisor believes that disruptive frequent trading is present and it, or a third party, has the necessary account information to impose the redemption fee. In addition, the Funds reserve the right to waive the Redemption Fee in other circumstances, at its discretion, if such waiver is approved by both the Funds’ President and Treasurer and reported to the Board at the next scheduled meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, the Advisor, or any other party pursuant to such arrangements.

Important notes on redeeming shares:

■ You may redeem your Fund shares on any business day that the Exchange is open. Q Generally, redemption proceeds will be sent by check to the shareholders’ address of record within seven days after receipt of a valid redemption request.

■ Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.

■ If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

1-800-392-CORE (2673) ■ www.westcore.com	39

Additional Information on Telephone and Online Service

■ All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

■ Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

■ Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the “Bank Information” section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

■ Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

■ There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

■ It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

     The Funds have procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

     The Funds also have procedures to confirm that telephone and online transaction requests are genuine. The Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and the Funds reasonably believe that the transaction is genuine.

40

General Account Policies

     The Funds may modify or terminate account policies, services and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

     The Funds or their agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

     Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. To the extent permitted by applicable law, The Funds reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

     While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/ excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

     Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

■ dilution in the value of mutual funds’ shares for long-term shareholders,

■  negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests,

1-800-392-CORE (2673) ■ www.westcore.com	41

■ increased brokerage and administrative costs due to higher portfolio turnover,

■ interference with the efficient management of a mutual fund’s portfolio,

■ liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests, and

■ higher portfolio turnover resulting in increased capital gains distributions.

     In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, such as the Westcore International Frontier Fund, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the New York Stock Exchange (the “Exchange”). During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

      Similarly, the Funds that hold small-capitalization (e.g. small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

     The Board of the Funds have adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

■ Westcore Funds imposes a Redemption Fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. For more information regarding this fee, see page 38.

■ If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Transactions accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page 38.

42

■ The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

■ The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s NAV has occurred after the relevant foreign market has closed, but prior to the valuation time.

     Neither the Trust nor its Funds accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

     To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

■ The name of the Fund(s).

■ The account number(s).

■ The amount of money or number of shares.

■ The name(s) on the account.

■ The signature(s) of all registered account owners  (signature guaranteed, if applicable).

■ Your daytime telephone number.

Signature Guarantee

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

     The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

1-800-392-CORE (2673) ■ www.westcore.com	43

     Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

     To protect your accounts from fraud, the following transactions will require a signature guarantee:

■ Transferring ownership of an account.

■ Redeeming by check payable to someone other than the account owner(s).

■ Redeeming by check mailed to an address other than the address of record.

■ Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

■ Redeeming by electronic transfer to a bank account other than the bank account of record.

     Each shareholder may request the Funds to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the account application or by calling 1-800-392-CORE (2673). Once this election has been made, the Funds may only remove it upon receipt of a signature guaranteed letter of instruction.

     The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Involuntary Redemptions

     The Funds reserves the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to a Fund.

Right to Delay Delivery & Redeem In-Kind

     The Funds reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.

44

Address Changes

     To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

     To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax Advisor. For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

     The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service (“IRS”).

     Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

     To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

1-800-392-CORE (2673) ■ www.westcore.com	45

Disclosure of Fund Holdings

     The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities.

Price of Fund Shares

     All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

     Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern time. In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

     In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

     The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

     The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of an NAV adjustment and proceeds until fully implemented.

46

     A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price.

Valuation

Valuing Domestic Securities

     Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).

Valuing Foreign Securities

     Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

     Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s NAV (i.e., a “significant event”), the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

1-800-392-CORE (2673) ■ www.westcore.com	47

Valuing Fixed-Income Obligations

     Fixed-income obligations having a remaining maturity of greater than sixty (60) days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Advisor, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed-income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Advisor concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Advisor or the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which generally equals market value.

Accounts Opened Through a Service Organization

     You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”) including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers who do not require payment from a Fund for the provision of distribution, administrative or shareholder retention services, except for networking and/ or omnibus account fees. Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Accounts offered through a Service Organization may meet the $500,000 minimum investment amount by aggregating multiple accounts within the Fund, however each separate account must meet a minimum investment requirement of $10,000. Exceptions to these minimums may apply for qualified retirement plans and other account types with lower or no networking and or omnibus fees charged to the Funds. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

48

     Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

     In addition, a Service Organization may receive fees from the Adviser for certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

1-800-392-CORE (2673) ■ www.westcore.com	49

Distributions and Taxes

Distributions

     A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the NAV of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule
	Income Dividends	Capital Gains
Westcore MIDCO Growth Fund	Generally declared	Declared and paid
Westcore Growth Fund	and paid annually	at least annually and
Westcore Blue Chip Fund		generally in December
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund	Declared and	Declared and paid
Westcore Plus Bond Fund	paid monthly	at least annually and
generally in December

     When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your account application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the NAV on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds”, calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes

Federal Taxes

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum fifteen percent (15%) tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

50

     You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.” You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     One major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable.

1-800-392-CORE (2673) ■ www.westcore.com	51

     A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

     If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

     It is expected that each Fund may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Generally, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax Advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes

     Shareholders may also be subject to other state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax Advisors regarding the tax status of distributions in their state and locality.

52

Management of the Funds

Board of Trustees

     The business and affairs of each Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

     Denver Investment Advisors LLC (the “Advisor”), with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado, 80202, serves as the investment advisor to the Funds. The Advisor was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of August 31, 2007, it had approximately $9.5 billion in assets under active management, including approximately $2.6 billion for fourteen investment company portfolios.

     The Advisor provides a continuous investment program for the Funds, including investment research and management. The Advisor makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities. Additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual and Semi-Annual Report to shareholders.

Management Expenses

     For the fiscal year ended December 31, 2006, each Fund paid the Advisor an advisory fee. The effective advisory fees are set forth below and are expressed as an annual percentage of a Fund’s average daily net assets. To the extent that the Advisor waives fees to maintain the maximum Net Annual Fund Operating Expenses, it waives the Advisory Fee first then its portion of the Administration Fee second. These effective advisory fees shown below applied during a time when only the Retail Class shares for each such Fund was in existence.

Effective
Fee Schedule	Advisory Fees
Westcore MIDCO Growth Fund	0.65%
Westcore Growth Fund	0.65%
Westcore Blue Chip Fund	0.65%
Westcore Small-Cap Opportunity Fund	0.57%
Westcore Small-Cap Value Fund	0.77%
Westcore Flexible Income Fund	0.34%
Westcore Plus Bond Fund	0.13%

1-800-392-CORE (2673) ■ www.westcore.com	53

Investment Personnel

     For additional information regarding Investment Personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

Westcore MIDCO Growth Fund

     The Westcore MIDCO Growth Fund (the “Fund”) is managed by the Advisor’s Mid-Cap Growth Equity Research Team (the “Team”). Mr. William S. Chester, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. He is supported by two Co-Portfolio Managers, Mr. Jeffrey S. Payne, CFA, and Mr. F. Wiley Reed, CFA who are both Senior Research Analysts within the Team. Each portfolio manager is assigned specific sectors and industries to focus their research efforts and they are further supported by dedicated research analysts. The analysts recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Each portfolio manager generally will make the final decision to buy or sell a security, however the Lead Portfolio Manager does have the ability to override any such decision.

Westcore Growth Fund

     The Westcore Growth Fund (the “Fund”) is managed by the Advisor’s Large-Cap Growth Equity Research Team (the “Team”). Mr. Ross G. Moscatelli, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. Mr. Moscatelli is supported by two Co-Portfolio Managers, Mr. Derek J. Scarth and Mr. Craig W. Juran, CFA. Utilizing the entirety of the Advisor’s Growth Equity Research Team as well as the Large-Cap Growth Equity Research Team’s dedicated research analyst, the portfolio managers are responsible for researching, developing and evaluating purchase and sell decisions within their respective coverage area. Each portfolio manager is also responsible for maintaining the integrity of the research product. Every potential new investment is presented to the Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Mr. Moscatelli as Lead Portfolio Manager, with the input of Mr. Juran and Mr. Scarth, is responsible for the construction and performance of the Fund’s portfolio.

Westcore Value Funds

     The Westcore Value Funds are managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Mr. Troy Dayton, CFA and Mr. Derek R. Anguilm, CFA (the “Team”). These individuals have each been assigned specific sectors and industries to focus their research efforts. The Team is further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Funds. Every new investment is presented to the Team which reviews investment ideas to determine whether that potential investment is attractive and compatible with each Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

54

Westcore Taxable Bond Funds

     The Westcore Taxable Bond Funds are comprised of the Westcore Plus Bond and Flexible Income Funds. The Westcore Taxable Bond Funds are managed by Mr. Mark R. McKissick, CFA and Mr. William E. Stafford, CFA of the Advisor’s Fixed Income Research Team (the “Team”). Mr. McKissick is the Team’s Director and is supported by the remaining investment professionals within the Team, who are “generalists” conducting fundamental research across all investment types. Any team member may recommend purchase and sell decisions for the Funds. The recommendation is then discussed and reviewed by the Team to determine whether the recommendation is compatible with a Fund’s investment objective. Mr. McKissick and Mr. Stafford then make a final decision whether to buy or sell a security.

1-800-392-CORE (2673) ■ www.westcore.com	55

Portfolio Managers

     William S. Chester, CFA, a Vice President of Denver Investment Advisors and Managing Director of the Equity Growth Research Team, has been appointed Lead Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Mr. Chester was Co-Portfolio Manager of Westcore MIDCO Growth Fund from October 1, 2002 to May 31, 2005. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986. Mr. Chester has a total of 20 years of professional experience and has been with the Advisor and its predecessor organizations for 20 years.

     Jeffrey S. Payne, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Mr. Payne joined Denver Investment Advisors in 1998 and has been a member of the Equity Growth Research Team since 2000. Prior to joining Denver Investment Advisors, Mr. Payne was with GE Financial Assurance for five years where he managed a variety of fixed income securities and was the manager of the Public-Corporate Bond Department. Mr. Payne has a total of 22 years of professional experience and has been with the Advisor and its predecessor organizations for 8 years.

     F. Wiley Reed, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Prior to joining Denver Investment Advisors in 1996, Mr. Reed co-managed a micro-cap fund at the Graduate School of Industrial Administration (GSIA) at Carnegie Mellon University. He was also a pension analyst for Jefferson-Pilot Corporation. Mr. Reed has a total of 11 years of professional experience and has been with the Advisor and its predecessor organizations for 10 years.

     Ross G. Moscatelli, CFA, a Vice President of Denver Investment Advisors and Director of Large-Cap Growth Equity Research Team has been responsible for the day to day management of the Westcore Growth Fund since April 14, 2004. Prior to rejoining Denver Investment Advisors in 2004, Mr. Moscatelli was an Associate Partner and Portfolio Manager with Invesco Funds Group, Inc. beginning in 2001. From 1997 to 2001, Mr. Moscatelli was a member of the Equity Growth research team at Denver Investment Advisors. From 1995 to 1997, Mr. Moscatelli worked as an Investment Banking Financial Analyst/Associate with Morgan Keegan & Company, Inc. Mr. Moscatelli has a total of 11 years of professional experience.

56

     Craig W. Juran, CFA, has been appointed Co-Portfolio Manager of Westcore Growth Fund effective November 1, 2004. Prior to joining Denver Investment Advisors in 2004, Mr. Juran worked for Invesco Funds Group, Inc. where he was an Equity Analyst and Associate Partner since 2002. From 1998 to 2002, Mr. Juran was a Product Manager for Invesco and from 1997 to 1998, he worked as a Communications/ Financial Writer with Invesco. From 1994 to 1997, Mr. Juran worked for Lipper Analytical Services, Inc. as a Research Analyst and Manager. Mr. Juran has 12 years of total professional experience.

     Derek J. Scarth, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Growth Fund since September 28, 2004. Mr. Scarth has been a Vice President of Denver Investment Advisors since April of 2004. Prior to joining Denver Investment Advisors, Mr. Scarth worked for Newmont Mining Corporation where he was an Investor Relations Manager. Mr. Scarth was a Senior Equity Analyst with Berger Financial Group from 1999 to 2002. Mr. Scarth has 7 years of total professional experience.

     Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000. Mr. Herrick has a total of 9 years of professional experience.

     Mark M. Adelmann, CFA, CPA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Adelmann was Lead Portfolio Manager of Westcore Blue Chip Fund from June 3, 2002 to October 1, 2002. He has been a research analyst with the Equity Value Research Team at Denver Investment Advisors since 1995. Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting. Mr. Adelmann has a total of 25 years of professional experience.

     Derek R. Anguilm, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund and Westcore Small-Cap Opportunity Fund since October 1, 2003 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Anguilm has been a Research Analyst with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors he interned with Everen Securities from 1999 to 2000. Mr. Anguilm has a total of 7 years of professional experience.

1-800-392-CORE (2673) ■ www.westcore.com	57

     Troy Dayton, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002 and Westcore Small-Cap Value Fund since December 13, 2004. Mr. Dayton has been a Research Analyst with the Equity Value

Research Team at Denver Investment Advisors since 2002. Prior to joining Denver Investment Advisors, he was an Equity Research Analyst with Jurika & Voyles from 2001 to 2002. Mr. Dayton was an Equity Research Associate with Dresdner Global Investors from 1998 to 2001 and an Equity Research Associate with Jurika & Voyles from 1996 to 1998. Mr. Dayton has a total of 10 years of professional experience.

     Mark R. McKissick, CFA, a Vice President of Denver Investment Advisors and Director of the Fixed Income Research Team, has been responsible for co-managing Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. Mr. McKissick has been a fixed income research analyst with Denver Investment Advisors since 1999. Prior to joining Denver Investment Advisors, he was a Senior Research Analyst at Hotchkiss & Wiley for one year. Mr. McKissick has 14 years of total professional experience.

     William E. Stafford, Jr., CFA, a Vice President of Denver Investment Advisors, has been responsible for co-managing Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. Mr. Stafford has been a fixed income research analyst with Denver Investment Advisors since 1998. Mr. Stafford has 12 years of total professional experience.

Co-Administrators

     ALPS Fund Services, Inc. (“ALPS”) and Denver Investment Advisors serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

58

Rating Categories

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Aaa

Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A

Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

1-800-392-CORE (2673) ■ www.westcore.com	A-1

Bond Rating	Explanation
B

Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

A-2

Moody’s Preferred Stock Ratings

     Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Bond Rating	Explanation
aaa	An issue rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

An issue rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

1-800-392-CORE (2673) ■ www.westcore.com	A-3

Bond Rating	Explanation
b	An issue rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-4

Standard & Poor’s Ratings Group, Division of McGraw Hill

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

1-800-392-CORE (2673) ■ www.westcore.com	A-5

Bond Rating	Explanation

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

1-800-392-CORE (2673) ■ www.westcore.com	A-6

Where to Find More Information

More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI for the Institutional Class includes additional information about the Funds’ investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference).

Investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:	Westcore Funds 1290 Broadway Suite 1100 Denver, CO 80203
By phone:	1-800-392-CORE (2673)
Web:	www.westcore.com

Information about the Funds (including the Funds’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-03373

WC115	Funds distributed by ALPS Distributors, Inc.

WESTCORE TRUST

Statement of Additional Information

for

Westcore MIDCO Growth Fund

Westcore Blue Chip Fund

Westcore Growth Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Institutional Class

September 28, 2007

            This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated September 28, 2007, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Institutional Class of each particular Fund.  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein.  Copies of the Funds’ Prospectus for the Institutional Class, may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Financial Statements and report prepared by the Trust’s Independent Registered Public Accounting Firm (the “Independent Auditor”) thereon in this SAI are incorporated by reference from the Funds’ Annual Report, which contains additional performance information and may be obtained without charge by writing the address above or calling the toll-free number above.  No other part of the Annual Report is incorporated herein by reference.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

- i -

THE TRUST

            The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company.  The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

            The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.  This SAI pertains to the Institutional Class of the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, and Westcore Plus Bond Fund (each, a “Fund” and collectively, the “Funds”).  The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Small-Cap Opportunity Fund, and Westcore Small-Cap Value Fund are sometimes referred to as the “Westcore Equity Funds.”  The Westcore Flexible Income Fund and Westcore Plus Bond Fund are sometimes referred to as the “Westcore Bond Funds.”  For Information concerning the retail class of each Fund (“Retail Class”) and any other investment portfolios offered by the Trust, contact ADI at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or call 1-800-392-CORE (2673).

INVESTMENT LIMITATIONS

            The Prospectus for the Funds describes the Funds’ investment objectives.  The following information supplements and should be read in conjunction with the description of the investment objective, principal strategies and risks for each Fund in the Prospectus.

            The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

None of the Westcore Equity or Westcore Bond Funds  may:

            1.   Except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time,  purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

Additional fundamental investment limitations for each Fund (except Westcore Growth Fund and Westcore Plus Bond Fund) are listed below.

1.            The Fund may not purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2.            The Fund may not act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of securities owned by the Fund.

3.            The Fund may not borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. As a non-fundamental investment limitation, the Fund may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

4.            The Fund may not make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, and orders may be amended from time to time.

5.            The Fund may not purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

6.            The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, except the Fund may (a) concentrate in accordance with the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time, and (b) concentrate in obligations issued or guaranteed by the United States government, its agencies, or instrumentalities.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 6, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the Trust does not assign a classification. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

            The Westcore Growth Fund and Westcore Plus Bond Fund may not:

1.      Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

2.      Purchase securities of companies for the purpose of exercising control.

3.      Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

4.      Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.      Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

6.      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

7.      Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

8.      Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund’s transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.      Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

10.  Purchase any securities that would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) asset-backed securities are considered an industry.

For the purpose of limitation  No. 3 above, the phrase “otherwise permitted by the 1940 Act” includes investments that are permitted under Section 12(d) of the 1940 Act and any rules promulgated or exemptive orders issued in connection with that section of the 1940 Act.

For purposes of limitation No. 7 above, “total assets” includes the value of the collateral for the securities loans.  For the purposes of limitation No. 10 above, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the Trust does not assign a classification.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

Asset-Backed Securities (Westcore Bond Funds)

These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another.  Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.  Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, overcollateralization or a reserve account.  Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities.  Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Credit Default Swaps (Westcore Bond Funds)

The Funds may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios.  As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case such Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The Funds may enter into credit default swap transactions as either a purchaser or seller up to 5% of the Fund's net assets in aggregate based on the transaction notional amounts.  The Funds will only enter into credit default swap transactions with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.

Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.  Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.  Loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments that may be leveraged.  A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund’s duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment.  To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  Hedging also involves correlation risk – the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative.  Gains or losses from a speculative position in a derivative may be substantially greater than the derivative’s original cost.

Equity and Equity-Related Securities (Westcore Plus Bond Fund and Westcore Flexible Income Fund)

The Westcore Flexible Income Fund and Westcore Plus Bond Fund may invest in obligations convertible into common or preferred stock and may acquire common or preferred stocks, warrants or other rights to buy shares.

Futures and Related Options

These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity.  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index.  Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

In accordance with regulations of the Commodity Futures Trading Commission, a Fund’s commodities transactions must constitute bona fide hedging or other permissible transactions.  In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments) (except as may be otherwise permitted under applicable regulations).  In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks.  The primary risks associated with the use of futures contracts are:  (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist; (3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Advisor’s ability to correctly predict the direction of securities prices, interest rates and other economic factors.

For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Foreign Securities

Each Fund may invest in securities issued by foreign issuers. There are risks and costs involved in investing in securities of foreign companies/issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments.  Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements, and less security settlement procedures and regulations.  Future political and economic developments, the possible imposition of withholding taxes on dividend or interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations.  Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers.  Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians, and issuers in foreign countries than there is in the U.S.  Foreign financial markets typically have substantially less volume than U.S. markets.  Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Investments in foreign securities may be in the form of sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and similar securities.  These securities may not be denominated in the same currency as the securities they represent.  ADRs are receipts typically issued by a United States bank or trust company.  Unsponsored ADRs may be created without the participation of the foreign issuer.  Holders of these ADRs generally bear all of the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored facility.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities.  Up to 25% of the Westcore MIDCO Growth Fund’s, Westcore Growth Fund’s, Westcore Blue Chip Fund’s, Westcore Small-Cap Opportunity Fund’s, Westcore Small-Cap Value Fund’s, Westcore Plus Bond Fund’s and Westcore Flexible Income Fund’s assets may be invested in foreign securities.

Foreign Currency Exchange Transactions

These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time.  A Fund will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts.  Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future.  Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  These contracts generally have no deposit requirement and are traded at a net price without commission.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.  In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency.  This technique permits the assessment of the merits of a security to be considered separately from the currency risk.  It is thereby possible to focus on the opportunities presented by the security apart from the currency risk.  Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision.  Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

A Fund may maintain “short” positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price.  This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.  In order to ensure that the short position is not used to achieve leverage with respect to a Fund’s investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Lower-Rated Securities

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher.  Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers.  As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile.  There are particular risks associated with these securities, including:  (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.  If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund’s net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information.  This may occur where there is no established secondary market for the security or the security is thinly traded.  As a result, a Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market.  Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk.  Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Advisor continuously monitors the issuers of lower-rated securities held in a Fund’s portfolio for their ability to make required principal and interest payments.  If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Advisor decides this is appropriate.

Master Limited Partnerships

            A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

            The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds’ return on its investment in the master limited partnership.

Money Market Instruments

            Each Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

            Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks.  Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of each Fund’s total assets at the time of purchase.

            Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Investments by the Funds, except Westcore Flexible Income Fund, in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A. The Westcore Flexible Income Fund may purchase all rated and unrated commercial paper.

Each Fund may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period.  The Funds intend to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities (Westcore Bond Funds)

Mortgage Backed Securities Generally.  Mortgage backed securities held by the Westcore Bond Funds represent an ownership interest in a pool of residential mortgage loans.  These securities are designed to provide monthly payments of interest and principal to the investor.  The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds.  Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment.  The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies.  Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid.  Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred.  Some mortgage backed securities are described as “modified pass-through.”  These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae.  Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders.  Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Underlying Mortgages.  Pools consist of whole mortgage loans or participations in loans.  The majority of these loans are made to purchasers of one to four family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary.  VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates.  To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs.  GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.  These different interest and principal payment procedures should not impact the Funds’ net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools.  Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Each Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates.  These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates.  For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund.  Mortgage-related securities provide regular payments consisting of interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.  The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations.  During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options

Each Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are traded over-the-counter or are listed on a national securities exchange.  Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option.  Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.  A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.  Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period.  Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.  Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets.

A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes.  A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.  Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

In order to close out call or put option positions, the Fund will be required to enter into a “closing purchase transaction” -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security.  If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.  In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of a Fund.  If the Advisor is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund.  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.  If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.  Options with no active secondary market will be included in the calculation of a Fund’s illiquid assets.

There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“National Securities Exchange”) may be absent for reasons that include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms.  A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist.  Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option.  However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

Real Estate Investment Trusts (“REITs”)

            The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts.  Equity REITs invest directly in real property.  Mortgage REITs invest in mortgages on real property.

            REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.  Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended.  REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

            A pro rata portion of REIT fees and expenses will be borne by the Funds’ shareholders.  These fees and expenses are in addition to fees charged directly to the Funds in connection with their operations.

Repurchase Agreements

In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Advisor.  During the term of any repurchase agreement, the Advisor will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund.  If, in the future, a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities

No Fund will knowingly invest more than fifteen percent of the value of its net assets in securities that are illiquid.  Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws.  Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Advisor under the supervision of the Board determines that a liquid trading market exists.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers.

The Advisor monitors the liquidity of restricted securities in each of the Funds’ portfolios under the supervision of the Board.  In reaching liquidity decisions, the Advisor may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Reverse Repurchase Agreements

Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements.  Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes.  Reverse Repurchase Agreements also involve leveraging.  If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of three hundred percent.  Should the value of a Fund’s assets decline below three hundred percent of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore three hundred percent asset coverage.

Rights Offerings and Warrants to Purchase

These Funds may participate in rights offerings and may purchase warrants.  These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price.  This could occur when there is no movement in the level of the underlying security.

Securities Lending

Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Advisor to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations.  Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral.  Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.”  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Structured Securities (Westcore Bond Funds)

The Funds may invest in structured securities such as equity-linked structured notes.  Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators.  Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Tax-Exempt Obligations (Westcore Bond Funds)

            Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power.  Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed.  Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities.  Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Moral obligation securities are normally issued by special purpose public authorities.  If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

            Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation.  These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities.  Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments.  Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default.  Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

            There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g. call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

            Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust.  In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

            Certain investments of the Funds may be subject to the federal alternative minimum tax.  These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

U.S. Government Obligations

            Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments (Westcore Bond Funds)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities.  The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks.  Participation interests provide a Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days.  Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund.  The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.  Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund’s illiquid assets (“Restricted Securities”).

When-Issued Purchases and Forward Commitments

Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date.  Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions.  These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs.  Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund’s liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets.  The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account.  Normally, the Advisor will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement.  The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved.  However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of the other party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund’s net asset value starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER & BROKERAGE

            Denver Investment Advisors LLC (“Denver Investment Advisors” or the “Advisor”) serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

            Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Advisory Agreement, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs.  High portfolio turnover may result in the realization of substantial net capital gains.

The Westcore MIDCO Growth Fund and Westcore Growth Fund had an annualized portfolio turnover rate over 100% for the fiscal period ended December 31, 2006. The Advisor does not expect the Westcore MIDCO Growth Fund and Westcore Growth Fund to have a consistently high rate of portfolio turnover.

There was a significant increase in the portfolio turnover rate for the Westcore MIDCO Growth Fund for the fiscal year ended May 31, 2006 when compared to prior fiscal years. The Westcore MIDCO Growth Fund had a change in investment personnel during this period. This, paired with higher market volatility and several significant changes to restructure the portfolio within certain sectors, were the principal reasons for the higher portfolio turnover in the 12 months ended May 31, 2006.

BROKERAGE COMMISSIONS

            The Advisory Agreement provides that the Advisor will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers.  In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Advisory Agreement authorizes the Advisor to cause any of the Funds to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities and Exchange Act (“Research”) a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Advisor in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Advisor with internally generated research in exchange for one bundled per share commission price, that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges, and equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions.  The Advisor in recent years has typically paid 5 cents per share for domestic equity trades. In March 2007, this commission rate was reduced to 4 cents per share for domestic equity trades.  The cost of transactions executed on international stock exchanges is generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds includes a Research Arrangement.

To constitute eligible “research services” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, the Advisor must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Advisor may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service).  When this occurs, the Advisor will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor.

            Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up.  Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

            The Funds may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

During the seven month fiscal year ended December 31, 2006, and fiscal years ended May 31, 2006, and May 31, 2005, the Retail Class of each Fund listed paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

	Seven month Year Ended December 31, 2006	Year Ended May 31, 2006	Year Ended May 31, 2005
Westcore MIDCO Growth Fund	$410,334	$742,078	$617,912
Westcore Blue Chip Fund	45,943	85,180	88,969
Westcore Growth Fund	556,506	739,695	517,797
Westcore Small-Cap Opportunity Fund	33,109	66,028	114,109
Westcore Small-Cap Value Fund [1]	67,501	90,464	41,521
Westcore Flexible Income Fund	22,345	26,374	31,355
Westcore Plus Bond Fund	--	3,178	1,350
Aggregate Commissions	$1,448,854	$2,039,320	$1,591,605

1 Westcore Small-Cap Value Fund inception date: December 13, 2004.

            During the past seven month fiscal year ended December 31, 2006, and fiscal year ended May 31, 2006, the Advisor caused the Retail Class of each Fund listed to enter into brokerage transactions through a broker that involved Third Party Research Arrangements in the amounts set forth below.

	7 Months Ended December 31, 2006		Fiscal Year Ended May 31, 2006
	Principal Amount	Commissions	Principal Amount	Commissions
Westcore MIDCO Growth Fund	$145,073,412	$199,457	$279,956,029	$402,014
Westcore Blue Chip Fund	12,545,486	15,703	20,722,434	28,044
Westcore Growth Fund	98,938,919	98,130	91,096,230	109,324
Westcore Small-Cap Opportunity Fund	6,187,188	12,047	10,750,417	21,135
Westcore Small-Cap Value Fund	15,195,703	31,958	27,764,960	61,165
Westcore Flexible Income Fund	6,779,454	9,980	2,290,073	4,365

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds.  It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

            The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) or their parent companies.  As of December 31, 2006, the Retail Class of the following Funds held securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:

	Bear Stearns & Co., Inc.	Prudential Financial, Inc.	Bank of New York Co., Inc.	Citigroup, Inc.	Bank of America Corp.	Morgan Stanley & Co.	UBS AG	Merrill Lynch & Co., Inc.	Goldman, Sachs & Co.
Equity Growth Funds
Westcore Midco Growth Fund									$3,895,334
Westcore Growth Fund		$1,702,604					$6,054,719		8,891,010

Equity Value Funds
Westcore Blue Chip Fund			$1,429,131	$1,953,176	$1,473,564	$1,221,450		$1,191,680	389,063
Westcore Small-Cap Opportunity Fund									820,746
Westcore Small-Cap Value Fund						102,025			2,905,445

Bond Funds
Westcore Flexible Income Fund						13,409,535			14,847,939
Westcore Plus Bond Fund	$257,199	1,655,234		1,458,401	822,154			1,320,675	1,044,800

            Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Advisor will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending us as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Advisor. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.  In addition, the Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Advisor, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

            Investment decisions for each Fund are made independently from those for the other Funds.  However, the Advisor manages other accounts in a consistent investment style and these accounts frequently invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.  In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Advisor maintains aggregation and allocation policies and procedures that the Advisor believes to be fair and equitable to all over the long term.  In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of each class and each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of each other class and each other Fundof the Westcore Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time.  The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value.  In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order.  Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers.  Depending on the terms of the arrangement between a particular financial intermediaries and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries.  Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply.  Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans – All Westcore Funds

Individual Retirement Accounts.  An Individual Retirement Account (“Traditional IRA”) is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement.  Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½.  Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income.  Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions).  Distributions are included in gross income, except to the extent of any nondeductible contributions.  Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) is also available under the Trust for individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement.  A single individual with adjusted gross income of up to $114,000 in 2007 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $166,000 in 2007).  Individuals who are married and file separate income tax returns may not contributed to a Roth IRA.  Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income.  Contributions to a Roth IRA are not deductible.  “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax.  To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses.  A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs.  A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA, unless either the individual’s modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return.  The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent of any nondeductible Traditional IRA contributions).  The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $4,000 in 2007 or 100% of the combined income of the individual and his or her spouse, if any (subject to certain adjustments).    Factors  discussed above may further reduce an individual’s contribution limit.  An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual “catch-up” contribution of up to $1,000 in 2007.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements).    SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded).  Employer contributions must bear a uniform relationship to  each employee’s compensation (subject to certain limits).  SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee.  SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution.  Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts.  A Coverdell Education Savings Account (“Coverdell ESA”) is available under the Trust for individuals who wish to use shares of the Funds as a funding medium to save for a child’s education.  A single individual with adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the adjusted gross income limit is $220,000).  Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000.  Additional income-based factors may further reduce the contribution limit.  Contributions to a Coverdell ESA are not deductible.  Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax.  Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.”  Qualified higher education expenses include post-secondary education expenses such as tuition, room and board.  Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board.  The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions).  A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income.  Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds.  Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673).  The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Pursuant to such authority, the Board has authorized the issuance of eighteen outstanding classes of shares, consisting of eleven retail share classes and seven institutional share classes, with a retail and institutional share class for each separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees.  Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.  Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.  In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f‑2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter.  A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of the Independent Auditor, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees.  The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.  Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.  If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:  (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.  The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable.  For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns.  Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A four percent nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least ninety-eight percent of their ordinary taxable income for the calendar year and at least ninety-eight percent of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and one hundred percent of any such amounts that were not distributed in the prior year.  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.  Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called “section 1256 contracts.”  With certain exceptions, gains or losses on section 1256 contracts generally are considered sixty percent long-term and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the four percent excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

A Fund may make one or more of the elections available under the Code that apply to straddles.  Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions.  Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.  Investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.  Investors should consult their own tax advisors in this regard.

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes.  Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders.  However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund.  If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against the shareholder’s U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit.  A shareholder’s ability to claim the foreign tax credit will be subject to various complex limitations under the Code.  In addition, the foreign tax credit may offset only ninety percent of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of fifteen percent.  Qualifying dividend income also is taxable at a maximum federal income tax rate of fifteen percent.  Capital gain distributions will be taxed at a maximum federal income tax rate of fifteen percent.  Under current law, the fifteen percent maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.”  The percentage required to be withheld is currently twenty-eight percent.

The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment.  Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states.  Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds’ return on its investment in the master limited partnership.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques.  The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.  Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
Jack D. Henderson Age 79	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	11	None

Mary K. Anstine Age 66	Trustee	Since February 22, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms Anstine is also a Trustee of Financial Investors Trust; Financial Investors Variable Insurance Trust; and Reaves Utility Income Fund.	11	Ms. Anstine is a Trustee of Financial Investors Trust; Financial Investors Variable Insurance Trust; and Reaves Utility Income Fund.
Vernon L. Hendrickson Age 60	Trustee	Since February 13, 2007	Retired, March 2006 to present; Director, Craig Hospital, from April 1998 to March 2006 (Chairman of the Board from April 2004 to March 2005); District Manager, Wells Fargo Co., from 1990 to 2002.	11	None
James B. O’Boyle Age 78	Trustee	Since December 12, 1985	Business Consultant, 1986 to present.	11	None
Rick A. Pederson Age 54	Trustee	Since February 13, 2007	President, Foundation Properties, Inc., 1994 to present (a real estate investment management company): Partner, Western Capital Partners, 2000 to present (a private lending company).(5)	11	None
Robert L. Stamp Age 74	Trustee	Since December 12, 1985	Retired.	11	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Janice M. Teague Age 53	Trustee	Since February 13, 2007	Retired, June 2003 to present; Vice President, Secretary, and Assistant Secretary, Berger Financial Group LLC, from October 1996 to May 2003; Vice President, Secretary, and Assistant Secretary, Berger Funds, from September 1996 to May 2003; Vice President and Secretary, Berger Distributors, LLC, from August 1998 to May 2003; Vice President, Secretary and Treasurer, Berger/Bay Isle LLC, from September 1999 to December 2002; Vice President and Secretary, Bay Isle Financial LLC, from January 2002 to December 2002.	11	None

Name, Address and Age[1]	Position(s)Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS

Todger Anderson, CFA Age 62 Denver Investment Advisors, LLC 1225 17th Street 26th Floor Denver, Colorado 80202	President	Since February 18, 2005

Chairman, Denver Investment Advisors, LLC, January 2005 to present; President and Executive Manager, Denver Investment Advisors, LLC, April 1995 to January 2005; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005.

				N/A	N/A
Jasper R. Frontz, CPA, CFA Age 37 Denver Investment Advisors LLC 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

Treasurer, November 1997 to present , Chief Compliance Officer September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, and Director of Mutual Fund Administration, June 1997 to present, Denver Investment Advisors LLC; Registered Representative, ALPS Distributors, Inc., 1995 to present.

				N/A	N/A

Sean Sandoval Age 35 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since May 22, 2007

Mr. Sandoval joined ALPS Fund Services, Inc. as a Fund Controller in December 2006.  He was a Financial Software Consultant at SunGard Data Systems from 2002 to 2006.  He was with Janus Capital from 1998 to 2002 and with INVESCO Funds from 1996 to 1998 where his responsibilities ranged from fund accounting, expense analysis, financial reporting, annual statement preparation and project management.  Mr. Sandoval also currently serves as Fund Controller for other clients of ALPS Fund Services.

				N/A	N/A

Name, Address and Age[1]	Position(s)Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory P. Dulski Age 32 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since May 22, 2007	Mr. Dulski joined ALPS Fund Services in 2007 as Associate Counsel. He served as Associate Counsel at Janus Capital Group from 2005 to 2007 and as an Associate at Reed Smith LLP from 2001 to 2005.	N/A	N/A

1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an advisor which is an affiliated person. There are currently fourteen Funds in the Fund Complex, including eleven Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and Riversource Variable Portfolio-Small Cap Value Fund, which are also advised or sub-advised by Denver Investment Advisors LLC.

4 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5 Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc. until September 30, 2005.

Standing Board Committees

            The Board has established three committees, the Audit Committee, Legal Compliance Committee, and Nominating and Governance Committee.

            The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and beginning in 2007 shall typically meet quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  The Audit Committee is comprised of Messrs. Henderson, Hendrickson, O’Boyle, Pederson, Stamp and Mmes. Anstine and Teague.  All of the members of the Audit Committee are Independent Trustees. The Audit Committee met one time during the seven month fiscal year ended December 31, 2006.

            The Legal Compliance Committee is established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines.  There were no meetings of the Legal Compliance Committee during the seven month fiscal year ended December 31, 2006.  The Legal Compliance Committee is comprised of Messrs. O’Boyle and Stamp, and Ms. Anstine each of whom is an Independent Trustee, each of whom also serve on the Audit Committee.

            The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust.  The Nominating and Governance Committee is comprised of Messrs. Henderson, O’Boyle, and Stamp, and Ms. Anstine each of whom is an Independent Trustee.  There were 4 meetings of the Nominating and Governance Committee during the seven month fiscal year ended December 31, 2006.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

Trustee Ownership of Fund Shares

            The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2006:

Name of Trustee[1]	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine	Westcore MIDCO Growth Fund – Retail Class Over $100,000 Westcore Plus Bond Fund – Retail Class $10,001 – 50,000 Westcore Small-Cap Opportunity Fund – Retail Class Over $100,000 All other Funds: None	Over $100,000
Jack D. Henderson

Westcore MIDCO Growth Fund – Retail Class

    $10,001-50,000

Westcore Small-Cap Value Fund – Retail Class

    $50,001-100,000

Westcore Plus Bond Fund – Retail Class

    $50,001-100,000

Westcore Flexible Income Fund – Retail Class

    $10,001-50,000

Westcore Blue Chip Fund – Retail Class

    $10,001-50,000

All other Funds:  None

Over $100,000

Name of Trustee[1]	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
James B. O’Boyle	Westcore Growth Fund – Retail Class $10,001-50,000 Westcore Small-Cap Value Fund – Retail Class $1-10,000 All other Funds: None	$50,001-100,000
Robert L. Stamp	Westcore Small-Cap Opportunity Fund – Retail Class $50,001-100,000 Westcore Small-Cap Value Fund – Retail Class $50,001-100,000 All other Funds: None	Over $100,000

1 On February 13, 2007 Messrs. Vernon L. Hendrickson and Rick A. Pederson, and Ms. Janice M. Teague were elected to the Board of Trustees.  This occurred subsequent to the time period required for this disclosure.

            As of August 31, 2007, the Trustees and officers of the Trust, as a group, owned 2.04% of the outstanding shares of the  Retail Class of Westcore MIDCO Growth Fund, and 3.03% of the outstanding shares of the Retail Class of Westcore Small-Cap Opportunity Fund.  The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Retail Class of Westcore Blue Chip Fund,  Westcore Growth Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, and Westcore Plus Bond Fund.

Each Trustee receives an annual fee of $16,000 plus $1,000 for each Board meeting attended and $500 for each Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity.  Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.  The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the seven month fiscal year ended December 31, 2006:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Jack D. Henderson, Chairman/Trustee	$15,887	$0	$15,887
McNeil S. Fiske, Trustee(1)	$13,333	$0	$13,333
James B. O’Boyle, Trustee	$13,648	$0	$13,648
Robert L. Stamp, Trustee	$13,333	$0	$13,333
Lyman E. Seely, Trustee(1)	$14,126	$0	$14,126
Mary Anstine Trustee	$13,333	$0	$13,333
Jasper R. Frontz, Chief Compliance Officer	$44,334	$0	$55,417 (2)

*The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser, advisor, or sub-advisor which is an affiliated person.  There were thirteen funds in the Fund Complex: the eleven Westcore Funds currently offered to the public, the Blue Chip Value Fund and Dunham Small-Cap Value Fund, each of which is advised or sub-advised by the Advisor.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

The Advisor, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation from the Advisor and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Mr. Dulski and Mr. Sandoval are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS, or the Advisor receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.  The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee.  With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Advisor serves as investment adviser to the Funds pursuant to the Advisory Agreements.  In the Advisory Agreements, the Advisor has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, and Westcore Plus Bond Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Value Fund became effective on October 1, 1998.  The Advisory Agreement for the Westcore Small-Cap Value Fund became effective on December 13, 2004.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Annual
Fund	Management Fee
Westcore MIDCO Growth Fund	0.65%
Westcore Blue Chip Fund	0.65%
Westcore Growth Fund	0.65%
Westcore Small-Cap Opportunity Fund	1.00%
Westcore Small-Cap Value Fund	1.00%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.45%

The Advisor and Administrators have contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit each of the affected Funds’ Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”).  The Adviser and Administrators have also contractually agreed to waive and/or reimburse each Institutional Class for an amount equal to the waivers and/or reimbursement performed for the related Retail Class (calculated in basis points). In addition, the Adviser has contractually agreed to waive its investment advisory and/or administration fees and/or reimburse the Funds for all of the start-up costs and ongoing class-specific expenses for the Institutional Class until at least September 30, 2008.

Total Annual Fund Operating
Fund	Expense Limit – Retail Class
Westcore MIDCO Growth Fund	1.15%
Westcore Blue Chip Fund	1.15%
Westcore Growth Fund	1.15%
Westcore Small-Cap Opportunity Fund	1.30%
Westcore Small-Cap Value Fund	1.30%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%

The following information summarizes the actual management fees paid by the Retail Class of each Fund and any management fees waived as part of each Fund’s respective Total Annual Fund Operating Expense Limit for the last three fiscal periods.

The following table summarizes the advisory fees paid by the Retail Class of each Fund and any advisory fee waivers for the last two fiscal years and the seven-month fiscal year ended December 31, 2006 of each Fund:

Seven Month Year Ended December 31, 2006

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$711,970	--	--	$711,970
Westcore Blue Chip Fund	244,238	--	--	244,238
Westcore Growth Fund	981,718	--	--	981,718
Westcore Small-Cap Opportunity Fund	128,611	$55,704	--	$72,907
Westcore Small-Cap Value Fund*	267,545	61,138	--	206,407
Westcore Flexible Income Fund	549,592	131,288	--	418,304
Westcore Plus Bond Fund	1,528,558	1,073,721	--	454,837

Year Ended May 31, 2006

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$1,268,409	--	--	$1,268,409
Westcore Blue Chip Fund	411,067	--	--	411,067
Westcore Growth Fund	1,525,944	--	--	1,525,944
Westcore Small-Cap Opportunity Fund	197,047	$93,237	--	103,810
Westcore Small-Cap Value Fund*	270,399	85,581	--	184,818
Westcore Flexible Income Fund	778,440	144,537	--	633,903
Westcore Plus Bond Fund	1,587,780	1,188,668	--	399,112

Year Ended May 31, 2005

Fund Name	Gross Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore MIDCO Growth Fund	$1,174,889	--	--	$1,174,889
Westcore Blue Chip Fund**	310,736	$26,393	$25,940	258,403
Westcore Growth Fund	789,186	--	--	789,186
Westcore Small-Cap Opportunity Fund	266,003	100,898	--	165,105
Westcore Small-Cap Value Fund*	31,109	31,109	10,362	(10,362)
Westcore Flexible Income Fund	516,123	136,138	--	379,985
Westcore Plus Bond Fund**	677,877	600,336	87,452	(9,911)

*Westcore Small-Cap Value Fund commenced operations December 13, 2004.

**The Adviser reimbursed Westcore Blue Chip Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund in the amounts of $25,940, $87,452 and $39,296 respectively, for expenses related to the merger with Aristata Funds.

Each account managed by the Advisor has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers.  As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds.  The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or the Advisor on sixty days’ written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI (an affiliate of ALPS) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  For the seven month fiscal year ended December 31, 2006, and the fiscal years ended May 31, 2006, and May 31, 2005, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators

Pursuant to an Administrative Agreement, ALPS and the Advisor serve as co-administrators to the Funds (the “Administrators”), and have agreed to pay all expenses they incur in connection with their administrative activities.  As Administrators, they have agreed to:  assist in maintaining the Funds’ office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations; and generally assist in each Fund’s operations.

The table below provides the administrative fee to be paid by the Funds, pursuant to the Administrative Agreement discussed above:

Annual Administrative Fee
First $750 million in average daily Net Assets of the Trust	0.25%
Next $250 million in average daily Net Assets of the Trust	0.20%
Net Assets greater than $1.0 billion in average daily Net Assets of the Trust	0.125%

The Annual Administrative Fees are then allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

In addition, ALPS is entitled to an additional Fund level fee for administering the Institutional Class of Shares based on the following breakpoint schedule:

$10,000 for assets between $0 and $9,999,999;

$ 7,500 for assets between $10 million and $19,999,999;

$ 5,000 for assets between $20 million and $29,999,999;

$ 2,500 for assets between $30 million and $39,999,999; and

No fee at assets greater than $40 million.

The following information summarizes the actual administration fees paid by the Retail Class of each Fund and any administration fees waived, pursuant to the Total Annual Fund Operating Expense Limit as discussed earlier, for the last three years.

Seven Month Fiscal Year Ended December 31, 2006

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$217,310	--	$217,310
Westcore Blue Chip Fund	74,500	--	74,500
Westcore Growth Fund	299,124	--	299,124
Westcore Small-Cap Opportunity Fund	25,458	$1,711	23,747
Westcore Small-Cap Value Fund	52,805	1,856	50,949
Westcore Flexible Income Fund	240,960	6,763	234,197
Westcore Plus Bond Fund	670,540	57,677	612,863

Fiscal Year Ended May 31, 2006

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$507,848	--	$507,848
Westcore Blue Chip Fund	165,202	--	165,202
Westcore Growth Fund	606,464	--	606,464
Westcore Small-Cap Opportunity Fund	51,211	--	51,211
Westcore Small-Cap Value Fund	67,956	--	67,956
Westcore Flexible Income Fund	454,255	--	454,255
Westcore Plus Bond Fund	896,076	--	896,076

Fiscal Year Ended May 31, 2005

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore MIDCO Growth Fund	$542,675	--	$542,675
Westcore Blue Chip Fund	143,417	--	143,417
Westcore Growth Fund	364,240	--	364,240
Westcore Small-Cap Opportunity Fund	79,801	--	79,801
Westcore Small-Cap Value Fund*	9,333	$9,333	--
Westcore Flexible Income Fund	344,082	--	344,082
Westcore Plus Bond Fund	451,918	--	451,918

*Westcore Small-Cap Value Fund commenced operations December 13, 2004.

CUSTODIAN, TRANSFER AGENT, AND BOOKKEEPING AND PRICING AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”).  Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.  The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds.  As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds.  Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

PORTFOLIO MANAGERS

As of the most recently completed seven month fiscal year ended December 31, 2006, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

MIDCO TEAM

	Chester	Payne	Reed

Registered Inv Companies
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Pooled Accts
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Accts
Assets	$2,665,986,898	$2,665,986,898	$2,665,986,898
# of Accounts	29	29	29

Performance Based
Assets	$1,141,052,984	$1,141,052,984	$1,141,052,984
# of Accounts	2	2	2

Grand Totals
Assets	$2,665,986,898	$2,665,986,898	$2,665,986,898
# of Accounts	29	29	29

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

51

GROWTH TEAM
	Moscatelli	Juran	Scarth

Registered Inv Companies
Assets	0	0	0
# of Accounts	0	0	0

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Other Pooled Accts
Assets	$17,943,390	$17,943,390	$17,943,390
# of Accounts	1	1	1

Performance Based
Assets	$17,943,390	$17,943,390	$17,943,390
# of Accounts	1	1	1

Other Accts
Assets	$125,135,272	$125,135,272	$125,135,272
# of Accounts	88	88	88

Performance Based
Assets	0	0	0
# of Accounts	0	0	0

Grand Totals
Assets	$143,078,662	$143,078,662	$143,078,662
# of Accounts	89	89	89

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

52

VALUE TEAM
	Herrick	Adelmann	Dayton	Anguilm

Registered Inv Companies
Assets	$197,469,375	$197,469,375	$197,469,375	$197,469,375
# of Accounts	2	2	2	2

Performance Based
Assets	$24,115,200	$24,115,200	$24,115,200	$24,115,200
# of Accounts	1	1	1	1

Other Pooled Accts
Assets	$5,885,300	$5,885,300	$5,885,300	$5,885,300
# of Accounts	1	1	1	1

Performance Based
Assets	$5,885,300	$5,885,300	$5,885,300	$5,885,300
# of Accounts	1	1	1	1

Other Accts
Assets	$223,670,547	$223,670,547	$223,670,547	$223,670,547
# of Accounts	161	161	161	161

Performance Based
Assets	0	0	0	0
# of Accounts	0	0	0	0

Grand Totals
Assets	$427,025,222	$427,025,222	$427,025,222	$427,025,222
# of Accounts	164	164	164	164

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

53

FIXED INCOME TEAM

	Stafford	McKissick
Registered Inv Companies
Assets	0	0
# of Accounts	0	0

Performance Based
Assets	0	0
# of Accounts	0	0

Other Pooled Accts
Assets	0	0
# of Accounts	0	0

Performance Based
Assets	0	0
# of Accounts	0	0

Other Accts
Assets	$2,086,724,258	$2,086,724,258
# of Accounts	30	30

Performance Based
Assets	$164,477,004	$164,477,004
# of Accounts	1	1

Grand Totals
Assets	$2,086,724,258	$2,086,724,258
# of Accounts	30	30

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest.

The Advisor has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

54

Westcore Funds Portfolio Manager Compensation Structure Disclosure

Denver Investment Advisors is a limited liability company with “members” or “partners” as the owners of the firm.

As a portfolio manager and partner of Denver Investment Advisors, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. The small cap international partners are compensated directly from their division, while all other partners are based on the overall profitability of the Advisor. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of the Advisor may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors:  performance, growth, and/or retention of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Advisor, and each Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites combined with the specific partner’s “buy list” for that investment style where applicable, rather than specific Fund results.

Ownership of Securities. The table below identifies ownership in the Westcore Funds by each portfolio manager as of December 31, 2006:

Portfolio Manager	Fund	Ownership Range
Mark Adelmann	Blue Chip	$100,000 - $500,000
Derek Anguilm	Blue Chip	$50,000 - $100,000
Troy Dayton	Blue Chip	$10,000 - $50,000
Kris Herrick	Blue Chip	$10,000 - $50,000
Mark McKissick	Flexible Income	$50,000 - $100,000
Bill Stafford	Flexible Income	$100,000 - $500,000
Craig Juran	Growth	$100,000 - $500,000
Ross Moscatelli	Growth	$100,000 - $500,000
Derek Scarth	Growth	$100,000 - $500,000
Will Chester	MIDCO Growth	$500,000 - $1,000,000
Jeff Payne	MIDCO Growth	$100,000 - $500,000
Wiley Reed	MIDCO Growth	$100,000 - $500,000
Mark McKissick	Plus Bond	$50,000 - $100,000
Bill Stafford	Plus Bond	$50,000 - $100,000
Mark Adelmann	Small-Cap Opportunity	$10,000 - $50,000
Derek Anguilm	Small-Cap Opportunity	$10,000 - $50,000
Troy Dayton	Small-Cap Opportunity	$10,000 - $50,000
Kris Herrick	Small-Cap Opportunity	$50,000 - $100,000
Mark Adelmann	Small-Cap Value	$50,000 - $100,000
Derek Anguilm	Small-Cap Value	$10,000 - $50,000
Troy Dayton	Small-Cap Value	$100,000 - $500,000
Kris Herrick	Small-Cap Value	$100,000 - $500,000

55

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.  The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is Westcore Funds policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Funds’ website on or around the 15th of each month. Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations. Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Denver Investment Advisors LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
SunGard Portfolio Solutions, Inc.(Accounting Systems Software utilized by Advisor)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System provider utilized by Advisor)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
Indata (Performance Attribution provider utilized by Advisor)	Daily	None	Daily	Daily
Institutional Shareholder Services (Proxy Voting provider utilized by Advisor and Funds)	Daily	None	Daily	Daily
56

Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Advisor)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
FT Interactive Data (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York (Custodian)	Daily	None	Daily	Daily
UBS Securities LLC (Securities Lending Agent)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Auditors)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed
Electra Information Systems (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

The Advisor manages accounts in addition to the Westcore Funds as previously disclosed in the section titled “Portfolio Managers.” The Advisor has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Funds, these accounts and model portfolios may be managed in an investment style similar to certain Westcore Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

57

Neither the Funds nor its Advisor shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting.  Denver Investment Advisors LLC has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Advisor. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Funds.  The Funds’ Annual Report to Shareholders for the seven month fiscal year ended December 31, 2006, has been filed with the SEC.  The financial statements and notes thereto in such Annual Report (the “Financial Statements”) are incorporated by reference into this SAI.  The Financial Statements and Independent Registered Public Accounting Firm’s Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, Denver Investment Advisors and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts.  The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors’ policy regarding personal investing by members, officers and employees of Denver Investment Advisors.  The Denver Investment Advisors’ policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy.  In addition to pre-clearance, the policy subjects members, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations.  All reportable transactions are reviewed for compliance with Denver Investment Advisors’ policy.  The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Denver Investment Advisors’ proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Funds.  To execute this responsibility, Denver Investment Advisors relies heavily on its subscription to the Institutional Shareholder Services (“ISS”) Proxy Voting Systems.  A copy of Denver Investment Advisors proxy voting policy and procedures is attached hereto as Appendix C and is incorporated herein by reference.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.westcore.com and on the SEC Internet site at www.sec.gov.

58

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.  Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results.  The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations – Westcore Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price.  It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year.  Yield does not include changes in NAV.  Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

59

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund.  Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity.  In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation.  On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula).  Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Based on the foregoing calculations, the yields of the Funds for the 30-day period ended December 31, 2006 were as follows:

60

Fund	30-Day Yield (before fee waivers)	30-Day Yield (after fee waivers)

Westcore Flexible Income Fund	6.11%	6.35%
Westcore Plus Bond Fund	5.02%	5.33%

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

61

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended, the five and ten year periods ended December 31, 2006 and for the periods since commencement of the Funds’ respective operations were as follows:

Fund	One Year Ended December 31, 2006	Five Years Ended December 31, 2006	Ten Years Ended December 31, 2006	Since Inception To December 31, 2006
Westcore MIDCO Growth Fund – Retail Class(1)	12.15%	8.87%	8.60%	--
Westcore Blue Chip Fund – Retail Class(2)	12.19%	6.36%	7.96%	--
Westcore Growth Fund – Retail Class(2)	4.60%	4.32%	8.20%	--
Westcore Small-Cap Opportunity Fund – Retail Class(3)	16.26%	12.01%	9.96%	--
Westcore Small-Cap Value Fund – Retail Class(4)	23.54%	--	--	13.69%
Westcore Flexible Income Fund – Retail Class(2)	14.26%	9.96%	8.13%	--
Westcore Plus Bond Fund – Retail Class (2)	5.85%	6.58%	6.49%	--

(1)             Commenced Operations on August 1, 1986.

(2)             Commenced Operations on June 1, 1988.

(3)             Commenced Operations on December 28, 1993.

(4)             Commenced Operations on December 13, 2004.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

62

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).  When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses.  If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return.  For example, in comparing a Fund’s total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

63

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials.  “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment.  As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.  From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Advisor as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.  The materials may also refer to or describe the types of clients the Advisor advises, and describe the Advisor’s method of operation, internal work environment, procedure and philosophy.  The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.  Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

64

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

As of August 31, 2007 the following shareholders owned 5% or more of the outstanding shares of the Retail Class of the Funds.  In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	35.99%	8,745,484	$71,013,326.09	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	18.07%	4,391,942	$35,662,571.87	Record Only
Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	9.50%	2,308,638	$18,746,140.02	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	6.45%	1,567,824	$12,730,732.93	Record Only
Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	5.48%	1,332,088	$10,816,551.03	Beneficial Only
Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	5.38%	1,306,869	$10,611,779.96	Beneficial Only

65

WESTCORE GROWTH FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	53.10%	10,882,019	$162,359,727.00	Record Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	26.32%	5,394,406	$80,484,534.43	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	5.10%	1,045,421	$15,597,685.89	Record Only

WESTCORE BLUE CHIP FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	30.98%	1,338,759	$19,171,025.09	Record Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	14.76%	638,091	$9,137,457.75	Record
Wells Fargo Bank MN NA FBO Westcore Blue Chip ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	10.74%	464,012	$6,644,648.12	Record
Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	10.74%	464,012	$6,644,648.12	Beneficial Only
66

Rocky Mountain News Guild c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	9.70%	419,059	$6,000,919.64	Beneficial Only
Denver Typo Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	7.97%	344,391	$4,931,675.04	Beneficial Only
Denver Mailers Union c/o Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202	7.19%	310,683	$4,448,982.54	Beneficial Only

WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	26.02%	237,200	$8,968,544.74	Record Only
Wells Fargo Bank MN NA FBO Westcore Small-Cap Opportunity ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	15.79%	143,962	$5,443,211.54	Record Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	15.65%	142,674	$5,394,487.45	Record Only
So. California Air Cond Dist. 401(k) Plan c/o Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	7.25%	66,062	$2,497,808.58	Beneficial Only
Denver Investment Advisors LLC Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	6.25%	57,009	$2,155,526.46	Beneficial Only

67

WESTCORE SMALL-CAP VALUE FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	61.27%	6,670,044	$88,311,383.95	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	9.02%	982,264	$13,005,173.90	Record Only

WESTCORE FLEXIBLE INCOME FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	44.75%	11,179,105	$110,114,185.83	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	35.17%	8,785,157	$86,533,793.36	Record Only

WESTCORE PLUS BOND FUND

Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	35.60%	35,177,729	$366,551,936.60	Record Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	33.12%	32,734,964	$341,098,323.48	Record Only

68

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

69

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

70

“F2” – Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

71

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-               PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

72

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality.  These ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

73

“BBB” – Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

“BB” – Securities considered to be speculative.  These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default.  The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

74

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch:  CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.  Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook:  A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.  In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

  Positive means that a rating may be raised.

  Negative means that a rating may be lowered.

  Stable means that a rating is not likely to change.

  Developing means a rating may be raised or lowered.

  N.M. means not meaningful.

Moody’s

Watchlist:  Watchlists list the names of credits whose ratings have a likelihood of changing.  These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination.  Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist.  In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

75

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3.  In the case of variable rate demand obligations, a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.  The short-term rating assigned to the demand feature is designated as VMIG.  MIG ratings expire at note maturity.  By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features.  The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2” – This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

76

“MIG-3”/“VMIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

Moody's Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa"  - An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"  - An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"  - An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"  - An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba"  - An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"  - An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"   -An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca"  - An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"  - This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

77

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation.  Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.  Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  However, Fitch credit ratings are not recommendations to buy, sell or hold any security.  Ratings may be changed or withdrawn.

78

APPENDIX B

As stated in the Prospectus, all Westcore Funds may enter into futures contracts and options on futures contracts for hedging purposes.  Such transactions are described in this Appendix.  Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices.  The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts.  Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation.  As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline.  However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

            Description of Interest Rate Futures Contracts.  An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities.  Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain.  If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

            A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper.  A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

Security Futures Contracts and Stock Index Futures Contracts.

            Security Futures Contracts.  A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices.  When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities.  When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases.  For example, a Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities.  On other occasions, a Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

            Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

            Stock Index Futures Contracts.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index.  In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

            A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline.  A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Futures Contracts on Foreign Currencies.

            To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates.  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars.  Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.  For example, a Fund may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities.  On other occasions, a Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

Margin Payments.

            Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate a Fund’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts.

            There are several risks in connection with the use of futures by a Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge.  The price of the future may move more than or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future that will not be completely offset by movements in the price of the securities that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors.  Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors.  It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline.  If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

            Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only if there is a secondary market for such futures.  Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges and other trading facilities that limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by the Funds is also subject to Denver Investment Advisor’s ability to predict correctly movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

 Options on Futures Contracts.

            The Funds may purchase options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.  Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

Accounting Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Appendix C

Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC (“DenverIA”), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to the ISS Proxy Voting system (“VoteX”).  Institutional Shareholder Services (“ISS”) provides proxy research and recommendations, as well as automated voting and record keeping, and is the world’s leader in these services. Although ISS offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies a minimum of once per year and will only use ISS as long as we deem them independent.

We fully review annually ISS Proxy Voting Guidelines and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

 1)   Operational Items

 2)   Board of Directors

 3)   Proxy Contests

 4)   Anti-takeover Defenses and Voting Related Issues

 5)   Mergers and Corporate Restructurings

 6)   State of Incorporation

 7)   Capital Structure

 8)   Executive and Director Compensation

 9)   Social and Environmental Issues

10)   Mutual Fund Proxies

11)   Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO, Executive Manager or Compliance Committee other than the Analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in “VoteX” for record keeping.  For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting.  Those votes are then manually recorded in “VoteX”.  For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

DenverIA maintains proxy data showing the voting pattern on specific issues – either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Last Amended: December 2006

Concise Summary of 2007 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb 1, 2007

Updated December 15, 2006

1. Auditors

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
•	Fees for non-audit services ("Other" fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director's investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves;
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•

The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

C-3
•	The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
•	The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see "Options Backdating" policy);
•	The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
C-4
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

	-	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
	-	Serving as liaison between the chairman and the independent directors,
	-	Approving information sent to the board,
	-	Approving meeting agendas for the board,
	-	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
	-	Having the authority to call meetings of the independent directors,
	-	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management's track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company's equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company's performance;
•	The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
	-	A minimum vesting of three years for stock options or restricted stock; or
	-	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
	-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
	-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;
•	No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.
•	Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.
C-10
Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company's existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
•	Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

ISS 2007 International Proxy Voting Guidelines Summary

Effective for Meetings Feb 1, 2007

Updated December 15, 2006

The following is a concise summary of the ISS general policies for voting non-U.S.  proxies.  In addition, ISS has country- and market-specific policies, which are not captured below.

Operational Items.	C-16
Financial Results/Director and Auditor Reports.	C-16
Appointment of Auditors and Auditor	C-16
Appointment of Internal Statutory Auditors.	C-16
Allocation of Income.	C-16
Stock (Scrip) Dividend Alternative.	C-16
Amendments to Articles of Association.	C-16
Change in Company Fiscal Term..	C-16
Lower Disclosure Threshold for Stock Ownership.	C-16
Amend Quorum Requirements.	C-17
Transact Other Business.	C-17
Board of Directors.	C-17
Director Elections.	C-17
2007 International Classification of Directors.	C-17
Director Compensation.	C-18
Discharge of Board and Management	C-19
Director, Officer, and Auditor Indemnification and Liability Provisions.	C-19
Board Structure.	C-19
Capital Structure.	C-19
Share Issuance Requests.	C-19
Increases in Authorized Capital	C-19
Reduction of Capital	C-20
Capital Structures.	C-20
Preferred Stock.	C-20

Debt Issuance Requests.	C-20
Pledging of Assets for Debt	C-20
Increase in Borrowing Powers.	C-20
Share Repurchase Plans.	C-20
Reissuance of Shares Repurchased.	C-21
Capitalization of Reserves for Bonus Issues/Increase
In Par Value.	C-21
Other	C-21
Reorganizations/Restructurings.	C-21
Mergers and Acquisitions.	C-21
Mandatory Takeover Bid Waivers.	C-21
Reincorporation Proposals.	C-21
Expansion of Business Activities.	C-21
Related-Party Transactions.	C-21
Compensation Plans.	C-22
Antitakeover Mechanisms.	C-22
Shareholder Proposals.	C-22

Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board of Directors

Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

2007 International Classification of Directors
Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of current employee of the company or its affiliates;
•	Relative[1] of former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
-9 years (from the date of election) in the United Kingdom and Ireland;
-12 years in European markets.
Independent NED
•	No material[3] connection, either direct or indirect, to the company other than a board seat.

Employee Representative
•	Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

[1]"Relative" follows the SEC's proposed definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues.  The recipient is the party receiving the financial proceeds from the transaction.)

[3] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

C-18 Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Capital Structure

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Other

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.